                                                                      EXHIBIT 99

DATE:         May 7, 2003                 MEDIA, INVESTOR,    Dan Reynolds
FOR RELEASE:  Immediately                 ANALYST CONTACT:    (817) 222-1122

                      CALLOWAY'S NURSERY ANNOUNCES RESULTS
                        FOR QUARTER ENDED MARCH 31, 2003

FORT WORTH, TX -- May 7, 2003 -- Calloway's Nursery, Inc. (NASDAQ: CLWY) today reported revenues and operating results for the quarter and six month periods ended March 31, 2003.

RESULTS FOR THE QUARTER

SALES

     o Sales were $9.3 million for 2003, compared to sales of $7.0 million for 2002.

RESULTS OF OPERATIONS

     o Loss from continuing operations was $0.8 million for 2003, compared to a loss from continuing operations of $0.7 million for 2002.

     o Net loss was $0.5 million for 2003, compared to a net loss of $0.7 million for 2002. The 2003 net loss included a gain from discontinued operations of $0.2 million.

RESULTS PER SHARE

     o Diluted loss per common share from continuing operations was $.14 for 2003, compared to a diluted loss per common share from continuing operations of $.13 for 2002.

     o Diluted net loss per common share was $.10 for 2003, compared to a diluted net loss per common share of $.13 for 2002. The 2003 net loss included a gain from discontinued operations of $.04 per diluted common share,



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RESULTS FOR THE SIX MONTH PERIOD

SALES

     o Sales were $20.1 million for 2003, compared to sales of $17.2 million for 2002.

RESULTS OF OPERATIONS

     o Loss from continuing operations was $1.7 million for 2003, compared to a loss from continuing operations of $1.1 million for 2002.

     o Net loss was $1.8 million for 2003, compared to a net loss of $1.1 million for 2002. The 2003 net loss included a loss from discontinued operations of $0.1 million.

RESULTS PER SHARE

     o Diluted loss per common share from continuing operations was $.29 for 2003, compared to a diluted loss per common share from continuing operations of $.20 for 2002.

     o Diluted net loss per common share was $.31 for 2003, compared to a diluted net loss per common share of $.21 for 2002. The 2003 net loss included a loss from discontinued operations of $.02 per diluted common share, and the 2002 net loss included a loss from discontinued operations of $.01 per diluted common share.

Founded in 1986, Calloway's Nursery, Inc. operates 26 retail garden centers in the three largest metropolitan areas in Texas: Dallas - Fort Worth, San Antonio and Houston, reaching a combined population of 11.5 million.




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                            CALLOWAY'S NURSERY, INC.
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                               SIX MONTHS ENDED              THREE MONTHS ENDED
                                                                   MARCH 31,                      MARCH 31,
                                                         ----------------------------    ----------------------------
                                                             2003            2002           2003             2002
                                                         ------------    ------------    ------------    ------------
Net sales                                                $     20,115    $     17,220    $      9,252    $      6,992
Cost of goods sold                                             11,207           9,457           4,729           3,563
                                                         ------------    ------------    ------------    ------------
Gross profit                                                    8,908           7,763           4,523           3,429
                                                         ------------    ------------    ------------    ------------


Operating expenses                                              8,306           6,377           4,137           3,076
Occupancy expenses                                              1,690           1,460             869             773
Advertising expenses                                              984             725             430             253
Depreciation and amortization                                     318             464             136             228
Interest expense                                                  405             443             205             216
Interest income                                                    (7)             (9)             (3)             (6)
                                                         ------------    ------------    ------------    ------------
Total expenses                                                 11,696           9,460           5,774           4,540
                                                         ------------    ------------    ------------    ------------
Loss from continuing operations before income                  (2,788)         (1,697)         (1,251)         (1,111)
   taxes
Income tax benefit                                             (1,064)           (596)           (460)           (373)
                                                         ------------    ------------    ------------    ------------

Loss from continuing operations                                (1,724)         (1,101)           (791)           (738)
Discontinued operations:
Loss from discontinued operations, net of
   income tax benefits of $330, $22, $80 and $2                  (542)            (41)           (171)             (4)
Gain on disposal of discontinued operations,
   net of income tax expense of $257, $--,
   $257, and $--                                                  420              --             420              --
                                                         ------------    ------------    ------------    ------------
Gain (loss) from discontinued operations                         (122)            (41)            249              (4)
                                                         ------------    ------------    ------------    ------------
Net loss                                                       (1,846)         (1,142)           (542)           (742)
Accretion of preferred stock                                     (205)           (166)           (102)            (88)
                                                         ------------    ------------    ------------    ------------
Net loss attributable to common shareholders             $     (2,051)   $     (1,308)   $       (644)   $       (830)
                                                         ============    ============    ============    ============

Weighted average number of common shares
   outstanding - basic and diluted                              6,615           6,317           6,663           6,353

Net loss per common share - basic and diluted
   Loss from continuing operations                       $       (.29)   $       (.20)   $       (.14)   $       (.13)
   Income (loss) from discontinued operations                    (.02)           (.01)   $        .04              --
                                                         ------------    ------------    ------------    ------------
   Net loss                                              $       (.31)   $       (.21)   $       (.10)   $       (.13)
                                                         ============    ============    ============    ============



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                    CALLOWAY'S NURSERY, INC. AND SUBSIDIARIES
                CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                                 (IN THOUSANDS)

                                                                      MARCH 31,      SEPTEMBER 30,      MARCH 31,
                                                                        2003             2002             2002
                                                                     ------------    --------------    ------------
                                                      ASSETS
Cash and cash equivalents                                            $        787    $        2,475    $        597
Accounts receivable                                                           971               356           1,031
Inventories                                                                 7,418             5,017           6,056
Prepaids and other assets                                                     122                59             108
Deferred income taxes, current                                              1,226               263             758
Income taxes receivable                                                        --               119              --
Current assets of discontinued operations                                      --             1,333           1,685
                                                                     ------------    --------------    ------------
     Total current assets                                                  10,524             9,622          10,235
Property and equipment, net                                                11,852            12,093          12,363
Goodwill, net                                                                 631               631             686
Deferred income taxes                                                       1,568             1,568           1,301
Other assets                                                                  197               211             226
Noncurrent assets of discontinued operations                                   --                --           1,209
                                                                     ------------    --------------    ------------
       Total assets                                                  $     24,772    $       24,125    $     26,020
                                                                     ============    ==============    ============

                              LIABILITIES AND SHAREHOLDERS' EQUITY

Accounts payable                                                     $      5,489    $        2,749    $      4,378
Accrued expenses                                                            3,351             2,019           1,953
Notes payable, current                                                         --                --              70
Current portion of long-term debt                                             390               501             574
Deferred income taxes, current                                                 --                --              74
Current liabilities of discontinued operations                                 --               487             400
                                                                     ------------    --------------    ------------
     Total current liabilities                                              9,230             5,756           7,449
Deferred rent payable                                                         720               805             872
Long-term debt, net of current portion                                      7,191             8,246           8,630
                                                                     ------------    --------------    ------------
     Total liabilities                                                     17,141            14,807          16,951
                                                                     ------------    --------------    ------------
Commitments and contingencies
Non-voting preferred stock, with mandatory redemption
   provisions                                                               2,743             2,538           2,346
Shareholders' equity:
   Voting convertible preferred stock                                          --                --              --
   Preferred stock                                                             --                --              --
   Common stock                                                                69                68              66
   Additional paid-in capital                                              10,043             9,885           9,749
   Accumulated deficit                                                     (3,828)           (1,777)         (1,696)
                                                                     ------------    --------------    ------------
                                                                            6,284             8,176           8,119
   Less: Treasury stock, at cost                                           (1,396)           (1,396)         (1,396)
                                                                     ------------    --------------    ------------
     Total shareholders' equity                                             4,888             6,780           6,723
                                                                     ------------    --------------    ------------
       Total liabilities and shareholders' equity                    $     24,772    $       24,125    $     26,020
                                                                     ============    ==============    ============